SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2002

ENVIRONMENTAL ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-12914	43-1953030
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

205 South Bickford

El Reno, Oklahoma 73036

(Address of principal executive offices) (Zip Code)

(405) 262-0800

(Registrant's telephone number, including area code)

Item 1. Changes in Control

Not Applicable.

Item 2. Acquisition or Disposition of Assets.

Not Applicable.

Note 3. Bankruptcy or Receivership.

Not Applicable.

Note 4. Changes in Registrant's Certifying Accountant.

Not Applicable.

Note 5. Other Events.

Not Applicable.

Note 6. Resignations of Registrant's Directors.

On or about September 27, 2002, Dennis O'Neill contacted an attorney for the Registrant and represented that he had sent the Registrant a resignation letter in September 2001. Mr. O'Neill was advised that the Registrant was unaware of his resignation, and had never received any resignation letter. Mr. O'Neill then promised to send the resignation letter to the attorney by facsimile; however, as of the date of this filing, no resignation letter has been received. Notwithstanding the absence of a written resignation from Mr. O'Neill, the Registrant intends to treat Mr. O'Neill as having resigned effective September 27, 2002.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Businesses Acquired: None.

(b) Pro Forma Financial Information: None.

(c) Exhibits: None.

Item 8. Change in Fiscal Year.

Not Applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENVIRONMENTAL ENERGY SERVICES, INC.
Date: October 14, 2002	/s/ Greg Holsted
By: Greg Holsted, Chief Financial Officer